UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2005

                          MANU FORTI GROUP INCORPORATED
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             (Exact name of registrant as specified in its charter)


              Nevada                                   20-0118696
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 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
          Incorporation)

             7770 Regents Road, Suite 113-401, San Diego, CA 92122
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               (Address of principal executive offices) (Zip Code)


                                (858) 518 - 1387
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              (Registrant's telephone number, including area code)

                                (858) 279 - 1799
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                 (Registrant's Fax Number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


                    INFORMATION TO BE INCLUDED IN THE REPORT


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 3, 2005 the reporting issuer accepted the resignation of Gordon Samson as President, Chief Financial Officer and Director. Also effective May 3, 2005 the Company's Board of Directors appointed Todd M. Pitcher to serve as acting President and Chief Financial Officer, as well as to serve on the Board as a Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2005

MANU FORTI GROUP INCORPORATED


/s/ Todd M. Pitcher
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Todd M. Pitcher
Acting President, Director and Chief Financial Officer
(Authorized Officer of the Registrant)